SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2000


                              BANKFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)


        Tennessee                 001-14417            58-1790903
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(State or other jurisdiction     (Commission        (I.R.S. Employer
      of incorporation)          File Number)      Identification No.)


           625 Market Street
         Knoxville, Tennessee                                 37902
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 (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code    423.595.1100


         (Former name or former address, if changed since last report):
                                 Not applicable


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Item 5.  Other Events.

         BankFirst Corporation (the "Company") announced on January 11, 2000 that its Board of Directors has authorized the Company to acquire up to 500,000 shares of its Common Stock, representing up to approximately 4.4% of the 11,275,600 current total common shares outstanding.

         The shares will be acquired from time to time in open market transactions, in block purchases or otherwise, and will be available for general corporate purposes. The timing, volume and price of purchases will be at the discretion of management and the Company's Board of Directors, and will also be contingent upon overall financial and market conditions.

         A copy of the press release dated January 11, 2000 regarding the Stock Repurchase Plan is attached as Exhibit 99.1 hereto, and is hereby incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press release issued January 11, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANKFIRST CORPORATION
                                           by


Date:  January 11, 2000                    /s/ C. David Allen
                                           ---------------------------
                                           C. David Allen
                                           Chief Financial Officer


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